================================================================================

                                  SCHEDULE 14A
                                 (RULE 14A-101)
                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                              EXCHANGE ACT OF 1934

Filed by the Registrant  [X]

Filed by a Party other than the Registrant  [ ]

Check the appropriate box:

[X]  Preliminary Proxy Statement               [ ]  CONFIDENTIAL, FOR USE OF THE COMMISSION
                                                    ONLY (AS PERMITTED BY RULE 14a-6(e)(2))
[ ]  Definitive Proxy Statement
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12.

                                 LANDSTAR, INC.
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

    (NAME OF PERSON(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)

Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies: .......

     (2) Aggregate number of securities to which transaction applies: ..........

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined): ............

     (4) Proposed maximum aggregate value of transaction: ......................

     (5) Total fee paid: .......................................................

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid: ...............................................

     (2) Form, Schedule or Registration Statement No.: .........................

     (3) Filing Party: .........................................................

     (4) Date Filed: ...........................................................

================================================================================

                                 LANDSTAR, INC.





                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

                                   TO BE HELD

                                 AUGUST 3, 2001

                                       AND

                                 PROXY STATEMENT


================================================================================
                                    IMPORTANT

                      PLEASE MARK, SIGN AND DATE YOUR PROXY
                AND PROMPTLY RETURN IT IN THE ENCLOSED ENVELOPE.

                                 LANDSTAR, INC.
                         15825 N. 71st Street, Suite 205
                            Scottsdale, Arizona 85254
                                 (480) 596-8400

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD AUGUST 3, 2001

                                                                   July 11, 2001


To Our Shareholders:

         The Annual Meeting of Shareholders of LandStar, Inc. will be held at the Sunburst Resort, 4925 Scottsdale Road, Scottsdale, Arizona on Friday, August 3, 2001, at 10:00 a.m., local time, for the following purposes:

         (1) To elect six directors of the Company, each to serve for terms expiring at the next Annual Meeting of Shareholders.

         (2) To approve and adopt an amendment to the Articles of Incorporation, which increases the number of authorized shares of the Company's common stock, $.001 par value, from 100,000,000 to 500,000,000 shares, and which authorizes the issuance of 150,000,000 shares of preferred stock, $.01 par value.

         (3) To transact any other business which may properly come before the meeting or any adjournment thereof.

         You will be most welcome at the meeting, and we hope you can attend. Directors and officers of the Company will be present to answer your questions and to discuss the Company's business.

         We urge you to execute and return the enclosed proxy as soon as possible so that your shares may be voted in accordance with your wishes. If you attend the meeting, you may vote in person and your proxy will not be used.

                                    By Order of the Board of Directors,

                                    Daniel N. McVicker
                                    Secretary


               ---------------------------------------------------
                     PLEASE SIGN AND MAIL THE ENCLOSED PROXY
                          IN THE ACCOMPANYING ENVELOPE
               NO POSTAGE NECESSARY IF MAILED IN THE UNITED STATES
               ---------------------------------------------------

                                 LANDSTAR, INC.

                         15825 N. 71st Street: Suite 205
                            Scottsdale, Arizona 85254
                          -----------------------------

                                 PROXY STATEMENT
                          -----------------------------


                         ANNUAL MEETING OF SHAREHOLDERS

                                 AUGUST 3, 2001
                          -----------------------------


         This Proxy Statement is furnished to the shareholders of LandStar, Inc., a Nevada corporation (the "Company"), in connection with the solicitation of proxies to be used in voting at the Annual Meeting of Shareholders to be held on August 3, 2001, and at any adjournment or postponement thereof (the "Annual Meeting"). The enclosed proxy is being solicited by the Company's Board of Directors. This Proxy Statement and the enclosed proxy will be first sent or given to the Company's shareholders on approximately July 14, 2001.

         The Company will bear the cost of the solicitation of proxies, including the charges and expenses of brokerage firms and others for forwarding solicitation material to beneficial owners of stock. Representatives of the Company may solicit proxies by mail, telegram, telephone, fax, or personal interview.

         The shares represented by the accompanying proxy will be voted as directed if the proxy is properly signed and received by the Company prior to the meeting. If no directions are made to the contrary, the proxy will be voted FOR the nominees for director named herein and FOR approval and adoption of the Amended and Restated Articles of Incorporation, and, at the discretion of the persons acting under the proxy, to transact such other business as may come before the meeting or any adjournment thereof. Any shareholder giving a proxy has the power to revoke it at any time before it is exercised by filing a written notice with the Secretary of the Company prior to the meeting. Shareholders who attend the meeting may vote in person and their proxies will not be used.

         Holders of record of our common stock, at the close of business on June 20, 2001, will be entitled to vote at the Annual Meeting. At that time, we had 47,355,824 shares of our common stock outstanding and entitled to vote. Each share of our common stock outstanding on the record date entitles the holder to one vote on each matter submitted at the Annual Meeting.

         A majority of the outstanding shares of the Company entitled to vote, represented in person or by proxy, is necessary to constitute a quorum for the transaction of business at the Annual Meeting. Abstentions and broker non-votes are counted for purposes of determining the presence or absence of a quorum. Broker non-votes occur when brokers, who hold their customers' shares in street name, sign and submit proxies for such shares and vote such shares on some matters, but not others. Typically, this would occur when brokers have not received any instructions from their customers, in which case the brokers, as the holders of record, are permitted to vote on "routine" matters, which include the election of directors.

         The election of the director nominees requires the favorable vote of a plurality of all votes cast by the holders of our common stock at a meeting at which a quorum is present. Proxies that are marked "Withhold Authority For Each Nominee" and broker non-votes will not be counted toward such nominee's achievement of a plurality and thus will have no effect. The affirmative vote of holders of a majority of the common shares outstanding and entitled to vote at the meeting is necessary to approve and adopt the Amended and Restated Articles of Incorporation. Each other matter to be submitted to the shareholders for approval or ratification at the Annual

Meeting requires the affirmative vote of the holders of a majority of our common stock present and entitled to vote on the matter. For purposes of determining the number of shares of our common stock voting on the matter, abstentions will be counted and will have the effect of a negative vote; broker non-votes will not be counted and thus will have no effect.


                              ELECTION OF DIRECTORS

         The Company's By-Laws provide that the number of directors shall be fixed by the Board. The total number of authorized directors currently is fixed at six. The nominees for directors, if elected, will serve for one-year terms expiring at the next Annual Meeting of Shareholders.

         Carl Buccellato, D. Elroy Fimrite, Ian Hadfield, Daniel N. McVicker, Philip Pimlott and Scott Randolph currently serve as directors of the Company and are being nominated by the Board of Directors for re-election as directors.

         It is intended that, unless otherwise directed, the shares represented by the enclosed proxy will be voted FOR the election of Messrs. Buccellato, Fimrite, Hadfield, McVicker, Pimlott and Randolph as directors. In the event that any nominee for director should become unavailable, the number of directors of the Company may be decreased pursuant to the By-Laws or the Board of Directors may designate a substitute nominee, in which event the shares represented by the enclosed proxy will be voted for such substitute nominee.

         THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE ELECTION OF THE NOMINEES FOR DIRECTOR.

         The following table sets forth for each nominee for director of the Company, such person's name, age, and his position with the Company:

                      NAME                 AGE                       POSITION
                      ----                 ---                       --------
                Carl Buccellato             58            Director

                D. Elroy Fimrite            52            President, Chief Executive Officer and Chairman of the
                                                              Board

                Dr. Ian Hadfield            56            Director

                Daniel N. McVicker          40            Executive Vice President & General Counsel, Secretary -
                                                              Treasurer and Director

                Philip Pimlott              52            Vice President - Information Technology and Director

                Scott Randolph              47            Director


         Carl Buccellato, has served as a Director of the Company since October 2000. Mr. Buccellato was co-founder, Chief Executive Officer and President of Homeowners Association of America and Chief Executive Officer, President and Chairman of the Board of Homeowners Group, Inc. These companies developed the largest member organization in the real estate industry with 27,000 participating firms and 247,000 real estate agents. This group participated in one of every four home resale transactions in the United States. Mr. Buccellato serves on a number of corporate Board of Directors and also the Board of Trustees of St. Thomas University.

         D. Elroy Fimrite, has served as the President, Chief Executive Officer and Chairman of the Board of Directors since January 1999. Mr. Fimrite is a professional accountant with over 26 years of diverse business experience including auditing, controllership, treasury, commercial real estate development and general management. Since January 1996, Mr. Fimrite has served as President and Director of Kentucky Financial, Inc., a private company that has provided management and financial services to the Company in the past. He is President and Director of Rebound Rubber Corp. and served as an officer and Director of United Trans-Western, Inc., a Delaware public company, from May 1997 to June 1999.

         Dr. Ian Hadfield, was appointed to the Board of Directors of the Company in November 1999. Dr. Hadfield has practiced periodontal dentistry since September 1970 in Victoria, British Columbia. He is currently President of Dr.
K. Ian Hadfield, Inc., which is a professional corporation in which the dental practice is operated.

         Daniel N. McVicker, has been a Director of the Company since October 2000. Mr. McVicker also serves the Company as an executive officer in the capacity of Executive Vice President & General Counsel. Mr. McVicker is also the Secretary and Treasurer for the Company. Prior to joining the Company, Mr. McVicker was President and Chief Operating Officer of Rubber Recovery, Inc., a tire recycling concern. Mr. McVicker was also the Law Department Manager with Bridgestone/Firestone, Inc., the principal subsidiary of Bridgestone Corporation, the world's largest tire and rubber company.

         Philip Pimlott, has served on the Board of Directors since November 1999. At that same time, Mr. Pimlott was appointed as Executive Vice President of the Company. From August 1989 to November 1999, Mr. Pimlott was a partner and co-owner of Syscom Consulting, Inc., a company located in Victoria, British Columbia. The company provided computer systems support. Mr. Pimlott brings broad management experience to the Company.

         Scott Randolph, became a Director of the Company in November 1999. Mr. Randolph is currently Vice President of Consulting Services for Oil and Gas Consultants, Inc. in Tulsa, Oklahoma and has been in that position since November 1994. Mr. Randolph has served as a Director of United Trans-Western, Inc., a Delaware public company, since May 1997.


       INFORMATION CONCERNING THE BOARD OF DIRECTORS, EXECUTIVE OFFICERS,
                           AND PRINCIPAL SHAREHOLDERS

MEETINGS, COMMITTEES AND COMPENSATION OF THE BOARD OF DIRECTORS

         The Board of Directors of the Company met or took action by written consent four times and conducted one formal meeting. The non-formal meetings were conducted by telephone and fax and documented by consent resolutions signed by all Directors as physical distance restricted attendance at formal meetings for all Directors. All Directors in office at the time of the meetings attended all meetings. Directors receive no compensation for serving as directors. Expenses to attend meetings are reimbursed to the Directors.

         The Company does not currently have an Audit Committee or Compensation Committee. The Company does intend to establish those committees in the 2001 year.

EXECUTIVE OFFICERS

         In addition to Messrs. Fimrite, McVicker and Pimlott, the following persons are our executive officers:

         Michael C. Elles, age 41, joined the Company as Vice President of Business Development in August 2000. He has past experience in business start-ups, operations, human resource management and business development. Mr. Elles has ten years of experience in the rubber recycling industry. He was Director of Sales for Granutech-Saturn Systems Corporation and was also Chief Executive Officer, Partner and Vice President of SPM Texas Tire Recyclers, Inc. Mr. Elles was promoted to the Executive Vice President position in March 2001.

         Michael F. Jones, age 50, has been with the Company since January 2001 and serves as Vice President and Chief Financial Officer. Prior to joining the Company, Mr. Jones was the Vice President of Finance, Planning and

Control for Bayer Clothing Group, Inc., the largest privately held manufacturer of men's tailored clothing in the United States. Mr. Jones initially served as the Vice President of Strategic Planning for Bayer. Prior to Bayer, Mr. Jones served in senior accounting and strategic planning roles with Homeowners Group, Inc., a public company serving the real estate industry.

         Officers are elected annually by the Board of Directors and serve at its discretion.

FAMILY RELATIONSHIPS

         There are no family relationships among the directors and officers of the Company.

 OWNERSHIP OF COMMON STOCK BY DIRECTORS AND EXECUTIVE OFFICERS

         The following table sets forth, as of June 20, 2001, the beneficial ownership of our common stock by each of our directors and Chief Executive Officer, and by all directors and executive officers as a group.

                                                               NUMBER OF SHARES            PERCENTAGE OF
                  NAME OF BENEFICIAL OWNER(1)                BENEFICIALLY OWNED(2)            CLASS(3)
         ----------------------------------------------     ------------------------    ---------------------

         D. Elroy Fimrite(4)                                       15,909,100                   33.6%
         Dr. Ian Hadfield                                             748,000                    1.6%
         Philip Pimlott(5)                                            691,000                    1.5%
         Daniel N. McVicker                                           151,000                       *
         Carl Buccellato                                                    -                       *
         Scott Randolph                                                     -                       *

         All directors and executive officers as                   17,501,100                   37.0%
         a group (8 persons)

----------------------

(1) The address of D. Elroy Fimrite, Philip Pimlott, Daniel N. McVicker, Michael C. Elles and Michael F. Jones is c/o LandStar, Inc., 15825 N. 71st Street: Suite 205, Scottsdale, Arizona 85254. The address of Dr. Ian Hadfield is 969 Patullo Place, Victoria, British Columbia V8S 3H6. The address of Carl Buccellato is 2830 Palmer Drive, Hollywood, Florida 33021. The address of Scott Randolph is 8927 S. Lakewood Avenue, Tulsa, Oklahoma 74137.

(2) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of June 20, 2001. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on June 20, 2001, plus the number of shares such person has the right to acquire within 60 days of June 20, 2001. An "*" indicates less than 1%.

(4) The number reported above includes 5,600,100 shares of common stock held of record by Kentucky Financial, Inc., a company owned by members of Mr. Fimrite's family and for which Mr. Fimrite serves as an officer and director; Mr. Fimrite disclaims beneficial ownership over all of such shares except to the extent of his pecuniary interest therein. The amount of shares beneficially owned by Mr. Fimrite includes 8,500,000 common shares held by United Trans-Western, Inc., a public company for which Mr. Fimrite formerly served as an officer and director. Mr. Fimrite disclaims beneficial ownership over all of such shares except to the extent of his pecuniary interest therein.

(5) Includes 40,000 shares of common stock held of record by Five Star Systems, Ltd., a company for which Mr. Pimlott serves as an officer, director and shareholder; Mr. Pimlott disclaims beneficial ownership over all such shares except to the extent of his pecuniary interest therein.

OWNERSHIP OF COMMON STOCK BY PRINCIPAL SHAREHOLDERS

         The following table sets forth information as of June 20, 2001, (except as noted below), relating to the beneficial ownership of common stock by each person known by the Company to own beneficially more than 5% of the outstanding shares of common stock of the Company.

                                                              NUMBER OF SHARES             PERCENTAGE OF
                  NAME OF BENEFICIAL OWNER(1)               BENEFICIALLY OWNED(2)             Class(3)
         ----------------------------------------------    ------------------------     ---------------------

         D. Elroy Fimrite(4)                                      15,909,100                    33.6%
         United Trans-Western, Inc.                                8,500,000                    17.9%
         Kentucky Financial, Inc.                                  5,600,100                    11.8%

(1)      The address of D. Elroy Fimrite is c/o LandStar, Inc., 15825 N. 71st
         Street: Suite 205, Scottsdale, Arizona 85254. The address of United Trans-Western and Kentucky Financial, Inc. is 3795 Carey Road: Suite 600, Victoria, British Columbia V8Z 6T8.

(2) For purposes of the above table, a person is considered to "beneficially own" any shares with respect to which he exercises sole or shared voting or investment power or as to which he has the right to acquire the beneficial ownership within 60 days of June 20, 2001. Unless otherwise indicated, voting power and investment power are exercised solely by the person named above or shared with members of his or her household.

(3) "Percentage of Class" is calculated by dividing the number of shares beneficially owned by the total number of outstanding shares of the Company on June 20, 2001, plus the number of shares such person has the right to acquire within 60 days of June 20, 2001.

(4) The number reported above includes 5,600,100 shares of common stock held of record by Kentucky Financial, Inc., a company owned by members of Mr. Fimrite's family and for which Mr. Fimrite serves as an officer and director; Mr. Fimrite disclaims beneficial ownership over all of such shares except to the extent of his pecuniary interest therein. The amount of shares beneficially owned by Mr. Fimrite includes 8,500,000 common shares held by United Trans-Western, Inc., a public company for which Mr. Fimrite formerly served as an officer and director. Mr. Fimrite disclaims beneficial ownership over all of such shares except to the extent of his pecuniary interest therein.

EXECUTIVE COMPENSATION

         The following summary compensation table sets forth information concerning the annual and long-term compensation earned by our chief executive officer.

                           SUMMARY COMPENSATION TABLE

                                                     ANNUAL COMPENSATION         LONG-TERM COMPENSATION
                                                  --------------------------  -----------------------------

                                                                                          AWARDS
                                                                              -----------------------------
                                                                                 RESTRICTED    SECURITIES
                                                                                   STOCK       UNDERLYING      ALL OTHER
                                                       SALARY        BONUS         AWARD         OPTIONS     COMPENSATION
   NAME AND PRINCIPAL POSITION           YEAR           ($)           ($)           ($)            (#)            ($)
--------------------------------   -------------  -------------  -----------  -------------  ------------  ---------------
D. ELROY FIMRITE                         2000               --             --           --              --             --
President and Chief Executive            1999          $90,000             --           --              --             --
Officer                                  1998          $90,000             --           --              --             --


                      OPTION/SAR GRANTS IN LAST FISCAL YEAR

         The Company has no stock option or stock appreciation rights plans in place currently. Therefore, there were no options or rights granted during the year 2000.


                              EMPLOYMENT CONTRACTS

         The Company entered into employment agreements with Mr. Elles on August 15, 2000, and Messrs. Jones, McVicker, Pimlott and Fimrite on June 11, 2001 (which were effective as of January 1, 2001). Each of these employment agreements has a five year term, and provides for a base salary which is subject to annual review and increases. Effective January 1, 2001, Mr. Elles's base salary was adjusted to $132,000 to align his compensation with other members of the senior management team. The employment agreements also provide for each executive's continued participation in any bonus plans and senior management stock option plans approved by the Board of Directors.

         In the event of termination by the Company without Cause (as defined in the employment agreements), and, in the case of Mr. Pimlott, in the event of a change in control or sale of the Company, the Company shall provide payment to the executive of (i) the earned but unpaid portion of his base salary through the termination date, and (ii) base salary for an additional 12 months in the case of Mr. Pimlott, and base salary for an additional 24 months for Messrs. Elles, Jones, McVicker and Fimrite.

         Under the employment agreements for Messrs. Elles, Jones, McVicker and Fimrite, in the event of a Change in Control or sale of the Company, the executive shall be entitled to receive 2.99 times his base salary as severance.

         Except for Mr. Pimlott's employment agreement, for purposes of the employment agreements described above, a "Change in Control" includes the occurrence of any of the following events:

         - any person or group becoming the beneficial owner of 50% or more of the total voting power of the Company's outstanding securities ordinarily having the right to vote for the election of directors of the Company;

         - as a result of any tender or exchange offer, merger or business combination, or contested election, or any combination thereof, the owners of the voting shares of the Company outstanding immediately prior to such transaction owning less than a majority of the voting shares of the Company after such transaction;

         - during any period of two consecutive years, individuals who at the beginning of such period constitute the Board of Directors of the Company (or who take office following the approval of a majority of the directors then in office who were directors at the beginning of the period) ceasing for any reason to constitute at least one-half thereof; or

         - the sale, exchange, transfer or other disposition of all or substantially all of the assets of the Company.

         Under Mr. Pimlott's employment agreement, a change in control of the Company is deemed to occur upon the sale of substantially all of the assets of the Company to another purchaser, the sale of two-thirds (2/3) of the outstanding shares of the Company, the termination or liquidation of the business of the Company, or the consolidation or merger that results in the Company's shareholders receiving less than 50% of the outstanding voting shares of the new or continuing entity.


              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

CAREY HOLDINGS, LTD.

         The Company leases approximately 3,300 square feet of office space in Victoria, British Columbia from Carey Holdings, Ltd. Mr. Fimrite's immediate family owns and controls 100% of Carey Holdings, Ltd. The lease agreement, effective January 1, 2000, is for a term of 5 years and expires December 31, 2004. The Company pays approximately $4,727 per month for rent. The building is a multi-tenant facility and the rent paid by the Company is the same paid by other tenants in comparable space. The Company believes the terms of the lease are at least as favorable as they could obtain from an independent third party.


             SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Securities Exchange Act of 1934 requires the Company's officers, directors and greater than 10% shareholders to file reports of ownership and changes in ownership of the Company's securities with the Securities and Exchange Commission ("SEC"). Copies of the reports are required by SEC regulation to be furnished to the Company. Based on its review of such reports, the Company believes that all reporting persons complied with all filing requirements during the fiscal year ended December 31, 2000, except for late Forms 3 for all executive officers and directors. A Form 4 for Philip Pimlott and Dr. Ian Hadfield were also filed late.


        AMENDMENT TO ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES OF COMMON STOCK AND AUTHORIZE PREFERRED STOCK

         Our Articles of Incorporation currently authorizes us to issue up to 100,000,000 shares of common stock, $.001 par value. Our board of directors has adopted, subject to shareholder approval, an amendment to our Articles of Incorporation to increase the authorized number of shares of our common stock from 100,000,000 shares to 500,000,000 shares, and to authorize the issuance of 150,000,000 shares of preferred stock, $.01 par value.

         Under the amendment, Article FOURTH of the Amended Articles of Incorporation would read:

                  FOURTH. (a) The total number of shares of common stock authorized that may be issued by the Corporation is FIVE HUNDRED MILLION (500,000,000) shares of stock with a ONE TENTH OF A CENT ($0.001) par value. Said shares may be issued by the Corporation from time to time for such consideration as may be fixed by the Board of Directors.

                  (b) The total number of shares of preferred stock authorized that may be issued by the Corporation is ONE HUNDRED FIFTY MILLION (150,000,000) shares of stock with a ONE CENT ($0.01) par value. Said shares may be issued from time to time by the Board of Directors in one or more series. The Board of Directors is expressly authorized to establish from time to time by resolution or resolutions the number of shares to be included in each such series and to fix the designation, powers, preferences, and relative participating, optional, conversion and other special rights of the shares of each such series and the qualifications, limitations, or restrictions thereof, including, but not limited to the fixing of dividend rights, rates, preferences and other terms; redemption rights, prices and other terms (including any sinking fund provisions); conversion rights, prices, or rates of exchange, and other terms,; liquidation preferences and other terms; and voting rights in addition to any voting rights provided by law, and other terms, which may be general or limited, all to the fullest extent now or hereafter permitted under the General Corporation Law of the State of Nevada,; and to increase or decrease the number of shares of any series subsequent to the issue of shares of that series (but not below the number of shares of such series then outstanding). In case the number of shares of any series shall be so decreased, the shares constituting such decrease shall resume the status which they had prior to the adoption of the resolution originally fixing the number of shares of such series.

         As of April 30, 2001, of the 100,000,000 shares of common stock presently authorized, 46,681,424 shares were issued and outstanding. No preferred stock is presently authorized by the Company's Articles of Incorporation.

         If the proposed amendment is approved, the Board of Directors would be empowered, without the necessity of further action or authorization by the Company's shareholders (unless such action or authorization is required in a specific case by applicable laws or regulations or stock exchange rules), to authorize the issuance of common stock and to authorize the issuance of preferred stock from time to time, in one or more series or classes, and to fix by resolution the designations, preferences, limitations, and relative rights of each such series or class. Each series or class of preferred stock could, as determined by the Board of Directors at the time of issuance, rank with respect to dividends and redemption and liquidation rights, senior to the Company's shares of common stock.

          The additional shares may be used by the Company for any proper corporate purpose. Such purpose might include, without limitation, issuance as part or all of the consideration required to be paid, by the Company in the acquisition of other businesses or properties, or issuance in public or private sales for cash as a means of obtaining additional capital for use in the Company's business and operations. There are no transactions, other than the finalization of the acquisition of PolyTek Rubber & Recycling, Inc., that are under review by the Board of Directors, which contemplate the issuance of shares.

          It is not possible to state the precise effects of the authorization of the preferred stock upon the rights of the holders of the Company's common stock until the Board of Directors determines the respective preferences, limitations and relative rights of the holders of each class or series of the preferred stock. However, such effects might include: (a) reduction of the amount otherwise available for payment of dividends on common stock, to the extent dividends are payable on any issued preferred stock; (b) restrictions on dividends on the common stock; (c) dilution of the voting power of the common stock to the extent that the preferred stock had voting rights; (d) conversion of the preferred stock into common stock at such price as the Board determines, which could include issuance at below the fair market value or original issue price of the common stock; and (e) the holders of common stock not being entitled to share in the Company's assets upon liquidation until satisfaction of any liquidation preferences granted to holders of the preferred stock.

          Although the Board of Directors would authorize the issuance of additional shares based on its judgment as to the best interest of the Company and its shareholders, the issuance of authorized shares could have the effect of diluting the voting power per share and could have the effect of diluting the book value per share of the outstanding common stock. In addition, the preferred stock could, in certain instances, render more difficult or discourage a merger, tender offer or proxy contest and thus potentially have an "anti-takeover" effect, especially if shares of the preferred stock were issued in response to a potential takeover. In addition, issuances of authorized shares of preferred stock can be implemented, and have been implemented by some companies in recent years, with voting or conversion privileges intended to make an acquisition of the Company more difficult or more costly. Such an issuance could deter the types of transactions which may be proposed or could discourage or limit the shareholders' participation in certain types of transactions that might be proposed (such as a tender offer), whether or not such transactions were favored by the majority of the shareholders, and could enhance the ability of officers and directors to retain their positions.

              The affirmative vote of holders of a majority of the shares of the Company's common stock outstanding and entitled to vote at the Annual Meeting is required to approve the proposed amendment. If this proposal is approved, it will become effective upon the filing of the Amended and Restated Articles of Incorporation with the Secretary of State of Nevada, which the Company intends to make on August 6, 2001, the next business day after the completion of the Annual Meeting. If the proposal is not approved by the shareholders, the Company's Articles of Incorporation, in their current form will continue in effect.

           THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" APPROVAL AND ADOPTION OF THE COMPANY'S AMENDMENT TO ITS ARTICLES OF INCORPORATION.


                         INDEPENDENT PUBLIC ACCOUNTANTS

          The Board of Directors has appointed Hein + Associates LLP, independent public accountants, as auditors for the Company for the 2001 fiscal year. Hein + Associates LLP served as the independent auditors for the Company for the 2000 fiscal year and throughout the periods covered by the Company's financial statements. Representatives of Hein + Associates LLP are expected to attend the Annual Meeting of Shareholders in order to respond to questions from shareholders, and they will have an opportunity to make a statement.


  FEES OF THE INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDED DECEMBER 31, 2000

AUDIT FEES

         The aggregate fees billed by Hein + Associates LLP for professional services for the audit of the Company's 2000 financial statements totaled $10,209.

ALL OTHER FEES

         The aggregate fees billed by Hein + Associates LLP for services rendered to the Company, other than the services described under "Audit Fees" for the year ended December 31, 2000, were $5,470.


                  SHAREHOLDER PROPOSALS FOR 2002 ANNUAL MEETING

         Each year the Board of Directors submits its nominations for election of directors at the Annual Meeting of Shareholders. Other proposals may be submitted by the Board of Directors or the shareholders for inclusion in the Proxy Statement for action at the annual meeting. Any proposal submitted by a shareholder for inclusion in the Proxy Statement for the Annual Meeting of Shareholders to be held in 2002 must be received by the Company (addressed to the attention of the Secretary) on or before January 15, 2002. Any shareholder proposal submitted outside the processes of Rule 14a-8 under the Securities Exchange Act of 1934 for presentation at our 2002 annual meeting will be considered untimely for purposes of Rule 14a-4 and 14a-5, if notice thereof is received by the Company after March 6, 2002. To be submitted at the meeting, any such proposal must be a proper subject for shareholder action under the laws of the State of Nevada.

                              SOLICITATION EXPENSES

              The cost of this solicitation will be paid by the Company. In addition to the solicitation of proxies by mail, the directors, officers and employees of the Company may solicit proxies personally or by telephone. The Company may request persons holding shares in their names for others to forward soliciting materials to their principals to obtain authorization for the execution of proxies, and the Company may reimburse such persons for their expenses in doing so.


                                  ANNUAL REPORT

         The Company's annual report on Form 10-KSB for the fiscal year ended December 31, 2000, containing financial statements for such year and the signed opinion of Hein + Associates LLP, independent auditors, with respect to such financial statements, is being sent to shareholders concurrently with this Proxy Statement. The Form 10-KSB is not to be regarded as proxy soliciting material, and management does not intend to ask, suggest or solicit any action from the shareholders with respect to such report.


                                  OTHER MATTERS

         The Board of Directors knows of no other matters to be brought before the Annual Meeting. However, if other matters should come before the meeting, each of the persons named in the proxy intends to vote in accordance with his judgement on such matters.




                                            By Order of the Board of Directors

                                            D. Elroy Fimrite
                                            President & Chief Executive Officer

                                 LANDSTAR, INC.
           15825 N. 71ST STREET, SUITE 205, SCOTTSDALE, ARIZONA 85254
           ----------------------------------------------------------
            PROXY FOR ANNUAL MEETING OF SHAREHOLDERS - AUGUST 3, 2001

         The undersigned hereby appoints D. ELROY FIMRITE, DANIEL N. MCVICKER and MICHAEL F. JONES, or any of them acting alone, as attorneys and proxies, with full power of substitution to each, to vote all shares of common stock which the undersigned is entitled to vote at the Annual Meeting of Shareholders of said corporation to be held on August 3, 2001, at 10:00 a.m., local time, at the Sunburst Resort, 4925 Scottsdale Road, Scottsdale, Arizona, and at any adjournment thereof, with all of the powers the undersigned would have if personally present, for the following purposes:

1.       ELECTION OF DIRECTORS

                  |_| FOR ALL NOMINEES LISTED BELOW (except as marked to the contrary).

                  |_| WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES BELOW.

             CARL BUCCELLATO - D. ELROY FIMRITE - DR. IAN HADFIELD -
              DANIEL N. MCVICKER - PHILIP PIMLOTT - SCOTT RANDOLPH

         (INSTRUCTIONS: Do not check "WITHHOLD AUTHORITY" to vote for only a certain individual nominee. To withhold authority to vote for any individual nominee, strike a line through the nominee's name and check "FOR").

2.       APPROVAL AND ADOPTION OF THE AMENDMENT TO THE ARTICLES OF
         INCORPORATION.

                  |_|  FOR    |_|  AGAINST    |_|  ABSTAIN

3. TO TRANSACT such other business as may properly come before the meeting and any adjournment thereof.


                   (Continued and to be signed on other side.)

                          (Continued from other side.)

         The undersigned gives unto said attorneys and proxies, or substitutes, full power and authority to do whatsoever in their opinions may be necessary or proper to be done in the exercise of the power hereby conferred, including the right to vote for any adjournment, hereby ratifying all that said attorneys and proxies, or substitutes, may lawfully do or cause to be done by virtue hereof. Any of the said attorneys and proxies, or substitutes, who shall be present and shall act at the meeting shall have and may exercise all powers of said attorneys and proxies hereunder.

THIS PROXY, WHEN EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1 AND 2.

         The undersigned hereby acknowledges receipt of the Notice of Annual Meeting of Shareholders, dated July 11, 2001, the Proxy Statement, and the Form 10-KSB of the Company furnished therewith. Any proxy heretofore given to vote said shares is hereby revoked.

         PLEASE SIGN AND DATE THIS PROXY BELOW AND RETURN IN THE ENCLOSED ENVELOPE.

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS



                             Dated: ______________________________________, 2001


                                    --------------------------------------------
                                                     (Signature)

                                    --------------------------------------------
                                                     (Signature)

                                    SIGNATURE(S) SHALL AGREE WITH THE NAME(S)
                                    PRINTED ON THIS PROXY. IF SHARES ARE
                                    REGISTERED IN TWO NAMES, BOTH SHAREHOLDERS
                                    SHOULD SIGN THIS PROXY. IF SIGNING AS
                                    ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE
                                    OR GUARDIAN, PLEASE GIVE YOUR FULL TITLE AS
                                    SUCH.